                                                                     EXHIBIT 4.1
AP

COMMON STOCK                   ASTROPOWER, INC.                CUSIP 04644A 10 1
             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                                                               SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

This Certifies that





is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $.01 EACH OF THE COMMON
                                   STOCK OF

===============================ASTROPOWER, INC.=================================
transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation and of any amendments thereto (copies of which are on file at the office of the Transfer Agent) to all of which the holder, by acceptance hereof, assents. This certificate is not valid unless countersigned by the Transfer Agent.
        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated



/s/ Thomas J. Stiner                                    /s/ Allen M. Barnett
                              ASTROPOWER, INC.
                               CORPORATE SEAL
                                   1989
                                 DELAWARE
                TREASURER                                             PRESIDENT

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY
           (NEW YORK, N.Y.)
                                                        TRANSFER AGENT
                                                         AND REGISTRAR
BY


                                                  AUTHORIZED SIGNATURE
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                               ASTROPOWER, INC.

        A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OF THE CORPORATION OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS WILL BE FURNISHED BY THE CORPORATION, WITHOUT CHARGE, TO EACH STOCKHOLDER WHO SO REQUESTS, UPON APPLICATION TO ITS TRANSFER AGENT, OR TO THE SECRETARY OF THE CORPORATION.

        KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -as tenants in common
TEN ENT -as tenants by the entireties
JT TEN  -as joint tenants with right
         of survivorship and not as tenants
         in common



UNIF GIFT MIN ACT-_______________Custodian___________________
                      (Cust)                    (Minor)

                         under Uniform Gifts to Minors
                     Act__________________________
                                (State)

      Additional abbreviations may be used though not in the above list.


For value received, __________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

[                                       ]


--------------------------------------------------------------------------------
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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                                                                          Shares
--------------------------------------------------------------------------
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                        Attorney
------------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.
Dated
     ---------------------------


         -----------------------------------------------------------------------
NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


SIGNATURE(S) GUARANTEED:
                        ------------------------------------------------------
                        THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.